UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the registrant X

Filed by a party other than the registrant ☒

Check the appropriate box:

☒	Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

x☒	Definitive Information Statement

SOUTHRIDGE ENTERPRISES, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

X☒	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☒	Fee paid previously with preliminary materials.

☒

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD

January 31, 2008

8:30 a.m. Pacific Time

______________________________

NOTICE IS HEREBY GIVEN, that a Special Meeting of Shareholders of Southridge Enterprises, Inc., a Nevada corporation, has been set for January 31, 2008, at 3625 Hall Street, Suite 900, Dallas, TX 75219-5106, to approve the amendment to the Company’s certificate of incorporation to effect a one for 10 (1-10) reverse split of the Company’s common share capital, and to transact such other business as may properly come before the Special Meeting and any adjournment thereof.

The Company has fixed the close of business on December 31, 2007, as the record date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

Ken Milken,

President

January 8, 2008

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SOUTHRIDGE ENTERPRISES, INC.

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

I. INTRODUCTION

We are sending you this Information Statement to inform you of the proposal by a majority of the shareholders of our Common Stock and all of the shareholders of our Preferred Stock to approve an amendment to our certificate of incorporation to effect a one for ten reverse split of our common share capital.

The amendment will become effective 20 calendar days after the mailing of this Information Statement. The board of directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the General Corporation Law of the State of Nevada. No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the General Corporation Law of the State of Nevada are afforded to our stockholders as a result of the adoption of these resolutions.

Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $10,000, will be paid by us.

II. OUTSTANDING SHARES AND VOTING RIGHTS

The board of directors has fixed the close of business on December 31, 2007, as the record date for the determination of those holders of Southridge Enterprises, Inc. common stock entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 60,050,000 common shares of Southridge Enterprises, Inc. outstanding.

 Our principal shareholders, Alex Smid, CHB Industries, Inc., and Diamond Luxury Corporation, own shares of common stock of CIC Holding Co, Inc., which represent over 50% of the voting stock.  As a result, no vote or proxy is required by the stockholders to approve the adoption of the amendment.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the approval of the merger cannot take effect until at least 20 days after this Information Statement is sent to our stockholders.

III. PROPOSAL NUMBER ONE: ONE FOR TEN REVERSE SPLIT

The reverse split of our common share capital requires an amendment to our certificate of incorporation, which cannot be done without the approval of a majority of our shareholders.  A majority of the shareholders have proposed the restructure of our common share capital to make our common stock more appealable to institutional investors.  What the split means is that, after it is effected in the marketplace, every ten (10) shares of common stock will be converted to one (1) share.  Correspondingly, the market price will be adjusted by the NADSAQ Stock market, whereby the price of the last trade before the split has been effected will be multiplied by ten (10).  In other words, if the last trade before the split is effected in the marketplace is .056 per share, it will be adjusted to $.56 per share.

IV. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of , by each current director; each nominee for director, and executive officer of the Company; all directors and executive officers as a group; and each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address	Number of Shares	Percentage Owned
Alex Smid 3625 N. Hall, Suite 900 Dallas, TX	22,418,205	37.3%
CHB Industries, Inc.	5,000,000	8.3%
Diamond Luxury Corp.	4,250,000	7%
Daniel Jackson 3625 N. Hall Suite 900 Dallas, TX	Nil	Nil
Ken Milken 3625 N. Hall, Suite 900 Dallas, TX	Nil	Nil
Stephen A. Smith 3625 N. Hall, Suite 900 Dallas, TX	Nil	Nil
Officers and directors as a Group	Nil	Nil

V.  COMPLIANCE WITH SECTION 16(A) OF EXCHANGE ACT

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2007 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements.

VI. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

VII. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next Annual Meeting of Shareholders must be received by the Company by December 31, 2007. The proposal will be presented at the Special Meeting, and included in the Company's Information Statement, and related proxy solicitation materials, for the Company's next Annual Meeting of Shareholders.

VIII.  OTHER MATTERS

Except as set forth above, as of the date of this Information Statement, the Board knows of no other matters other than those described in this Information Statement, which have been approved or considered by the holders of a majority of the shares of our voting stock.

Only one Information Statement is being delivered to multiple security holders sharing an address.  If you are a security holder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE MERGER, PLEASE CONTACT:

KEN MILKEN, PRESIDENT

SOUTHRIDGE ENTERPRISES, INC.

3625 N. Hall Suite 900

Dallas, TX  75219-5106

888-862-2192

BY ORDER OF THE BOARD OF DIRECTORS,

Ken Milken

----------------------------------------------

Ken Milken, President

January 8, 2008